EXHIBIT 10.15


                              FIRST AMENDMENT
                                     TO
              $100,000,000 SENIOR UNSECURED REVOLVING CREDIT AGREEMENT


     This First Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement ("Amendment") is entered into as of the 2nd day of October, 2000, by and between WELLS FARGO BANK, N.A, for its own benefit as a Lender (in that capacity sometimes referred to as "Wells Fargo") and, as agent for the benefit of the present and future Lenders (in that capacity "Agent"), HARRIS TRUST AND SAVINGS BANK, as a Lender, U.S. BANK NATIONAL ASSOCIATION, as a Lender, and THE BANK OF TOKYO-MITSUBISHI, Ltd.,as a Lender and CH2M HILL COMPANIES, LTD., an Oregon corporation, as a Borrower, CH2M HILL, INC., a Florida corporation, as a Borrower, OPERATIONS MANAGEMENT INTERNATIONAL, INC., a California corporation, as a Borrower and CH2M HILL INDUSTRIAL DESIGN CORPORATION, an Oregon corporation, as a Borrower.

                               RECITALS

     A. The parties hereto entered into that certain $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of June 18, 1999 ("Original Credit Agreement").

     B. The parties hereto now desire to modify the definition of Final Maturity Date contained in the Original Credit Agreement and delete Section
2.6 of the Original Credit Agreement.

                                AGREEMENT

     For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms, used but not defined herein, shall have the meanings given to such terms in the Original Credit Agreement, if defined therein.

     2. Amended Definition of Final Maturity Date. The definition of "Final Maturity Date" set forth in Section 1 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

          "Final Maturity Date" means June 17, 2003.

     3. Section 2.6. Section 2.6 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

          "Intentionally Omitted."

     4. Extent of Modification. The Original Credit Agreement shall remain in full force and effect, except as expressly modified herein.

     5. Governing Law. The terms and provisions of this Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

     6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

     IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date set forth above.

                              BORROWERS:

                              CH2M HILL COMPANIES, LTD., an Oregon corporation

                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________



                              CH2M HILL, INC., a Florida corporation

                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________


                              OPERATIONS MANAGEMENT INTERNATIONAL, INC., a California corporation

                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________


                              CH2M HILL INDUSTRIAL DESIGN CORPORATION, an Oregon corporation

                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________

                              LENDERS:

                              WELLS FARGO BANK, N.A.

                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________


                              HARRIS TRUST AND SAVINGS BANK

                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________


                              U.S. BANK NATIONAL ASSOCIATION


                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________


                              THE BANK OF TOKYO-MITSUBISHI, Ltd.


                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________



                              AGENT:

                              WELLS FARGO BANK, N.A.


                              By: _________________________________
                              Name: _______________________________
                              Title: ________________________________